UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On January 28, 2025, Commonwealth Alternative Care Inc. (“Seller”), a Massachusetts corporation and wholly owned subsidiary of Tilt Holdings Inc. (the “Issuer”), entered into an Asset Purchase Agreement (the “Agreement”) with In Good Health, Inc. (“Buyer”), a Massachusetts corporation. Under the terms of the Agreement, Buyer will acquire substantially all the assets and assume certain liabilities of Seller’s adult-use and medical cannabis dispensaries located in Taunton and Brockton, Massachusetts (collectively, the “Business”).

The purchase price for the assets is $2,000,000, payable by wire transfer, plus the assumption of certain liabilities as specified in the Agreement. The assets being acquired include, but are not limited to, inventory, contracts, tangible personal property, and goodwill associated with the Business. The Agreement also outlines specific excluded assets and liabilities that will remain with the Seller.

The closing of the transaction is subject to customary conditions, including obtaining necessary regulatory approvals from the Massachusetts Cannabis Control Commission (CCC) and other relevant authorities and the surrender of the licenses required to operate the Brockton dispensary. The Agreement contains customary representations, warranties, and covenants by both parties, as well as indemnification obligations subject to certain limitations.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 8.01 Other Events

On February 3, 2025, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1#	Asset Purchase Agreement dated January 28, 2025, by and among Commonwealth Alternative Care Inc. and In Good Health Inc.
99.1	Press Release dated February 3, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

# Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: February 3, 2025	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer